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                                                       This document contains 6
                                                       pages. The Exhibit Index
                                                       is located on page 4.

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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported) January 26, 1998

                   ML Revolving Home Equity Loan Trust 1997-1
                   ------------------------------------------
              (Name of Trust issuing ML Revolving Home Equity Loan
                    Asset Backed Certificates, Series 1997-1)


                          MLCC Mortgage Investors, Inc.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                   33-84894             59-3247986
        --------                   --------             ----------
(State or Other Jurisdiction      (Commission          (I.R.S. Employer
     of Incorporation)             File Number)       Identification No.)


                          MLCC Mortgage Investors, Inc.
                            4802 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484
                           Attention: General Counsel
                           --------------------------
                         (Address of Principal Executive
                              Offices and Zip Code)

       Registrant's telephone number, including area code (904) 928-6000
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Item 7.  Financial Statements and Exhibits.


(c)      Exhibits.

         The following is filed herewith. The exhibit number corresponds with
Item 601(b) of Regulation S-K.

         Exhibit No.                       Description
         -----------                       -----------
           19.1                     Servicing Certificate and Statement to
                                    Certificateholders for ML Revolving Home
                                    Equity Loan Asset Backed Certificates,
                                    Series 1997-1, for the January 26, 1998
                                    distribution pursuant to Sections 4.01 and
                                    5.03 of the Pooling and Servicing Agreement
                                    among Merrill Lynch Credit Corporation, as
                                    Servicer, MLCC Mortgage Investors, Inc., as
                                    Transferor, and Bankers Trust Company of
                                    California, N.A., as Trustee, dated as of
                                    October 1, 1997.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, Merrill Lynch Credit Corporation, as Servicer and on behalf of the registrant, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               MERRILL LYNCH CREDIT
                                               CORPORATION, as Servicer
                                               and on behalf of MLCC
                                               MORTGAGE INVESTORS, INC.



                                          By:  /s/ Steven T. Hardy
                                              ------------------------------
                                              Name:  Steven T. Hardy
                                              Title: Vice President and
                                                     Controller



Dated:   1/26/98


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
                                  Exhibit Index

Exhibit No.                                                                             Page
-----------                                                                             ----
  19.1            Servicing Certificate and Statement to Certificateholders for
                  ML Revolving Home Equity Loan Asset Backed Certificates,
                  Series 1997-1                                                            5


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